UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2005

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

6710 Clayton Road
Richmond Heights, MO	63117
(Address of principal executive offices)	(Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 16, 2005, Panera Bread Company (the “Company”) issued a press release relating to, among other things, the Company’s preliminary unaudited fourth quarter and full year 2004 financial results dated February 16, 2005, as well as targeted fiscal 2005 results. The preliminary unaudited results reflected in the press release do not reflect the final resolution of lease accounting matters, as discussed in the press release. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated February 16, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY
By:	/s/ Mark E. Hood
	Name:	Mark E. Hood
	Title:	Senior Vice President, Chief Financial Officer

Date: February 16, 2005

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release, dated February 16, 2005